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                                                                   EXHIBIT 23.1


                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the use in this Registration Statement on Form S-3 of our report dated December 9, 1998 relating to the financial statements of Olympic Cascade Financial Corporation as of September 25, 1998 and for the year then ended.



                                   /s/ Feldman Sherb Ehrlich & Co., P.C.
                                   Feldman Sherb Ehrlich & Co., P.C.
                                   Certified Public Accountants

March 9, 1999
New York, New York













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